EXHIBIT 99

                         (MBT FINANCIAL CORP.(R) LOGO)

            MBT FINANCIAL CORP. REPORTS SECOND QUARTER 2007 EARNINGS

MONROE, MICH., July 26, 2007 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported net income for the second quarter of 2007 of $3.5 million, compared to a net loss of $3.6 million in the second quarter of 2006. Basic and diluted earnings per share were $0.21, compared to a loss per share of $0.21 last year. The year to date profit was $7.2 million, or $0.43 per share (basic and diluted), compared to the $1.2 million, or $0.07 per share (basic and diluted) earned in the first six months of 2006.

H. Douglas Chaffin, President and CEO, commented, "Due to the interest rate environment and the economic conditions in southeast Michigan, we have continued to restrict our asset growth in order to manage our interest rate risk and credit risk. This contributed to the decrease in our net interest income, but we believe this strategy will prove beneficial in the long term."

"Many banks are experiencing asset quality problems, but we only experienced a small increase in problem assets this quarter. Although non performing assets
(NPAs) increased slightly from $22.8 million to $24.6 million during the second quarter and total problem assets increased from $58.7 million to $59.4 million, this reflects a significant improvement in asset quality over the last four quarters. Net charge offs during the quarter were 0.30% of loans, annualized, and we increased our allowance for loan losses from 1.38% of loans to 1.40% in the first six months of 2007. In addition, we have been active in our capital management by purchasing our stock while the market values for financial stocks are at low levels. We also continue to provide value to our shareholders through our quarterly dividend, which is providing an annualized return in excess of 5.1% based on the price of our stock at the end of the second quarter."

Mr. Chaffin further commented on the Company's earnings for the quarter. "Net Interest Income decreased $1.1 million compared to the second quarter of 2006 due to the lower net interest margin and smaller amount of average earning assets. The yield curve has been flat or inverted for most of the last two years, putting considerable pressure on our net interest margin. Although we are beginning to see some improvement in the shape of the yield curve, the economic conditions in our region are not strong enough for us to resume significant asset growth. Non interest income, excluding securities transactions, increased 9.2% compared to the second quarter of 2006 and non interest expenses, net of OREO transactions, increased 6.0%."

Total assets decreased $31.7 million (2.0%) during the quarter to $1.52 billion at June 30, 2007. Total loans increased $12.9 million (1.3%) to $1.0 billion during the quarter and deposits decreased $17.8 million (1.6%). Shareholders' equity was $131.1 million, a decrease of $5.6 million (4.1%) since last quarter.

CONFERENCE CALL

MBT Financial Corp. will hold a conference call to discuss second quarter results on Friday, July 27, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (877) 407-8031. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest full service community banks in Southeast Michigan, with more than $1.5 billion in assets, offering personal and business products and services, and complete credit options. MBT's Wealth Management Group is one of the area's largest trust departments with over $800 Million in assets under management. With 26 offices, 38 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at www.MBandT.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

H. Douglas Chaffin         John L. Skibski           Herbert J. Lock
Chief Executive Officer    Chief Financial Officer   Investor Relations
(734) 384-8123             (734) 242-1879            (734) 242-2603
doug.chaffin@mbandt.com    john.skibski@mbandt.com   herb.lock@mbandt.com

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                            QUARTERLY
                                               -------------------------------------------------------------------
                                                   2007          2007          2006          2006          2006
(dollars in thousands except per share data)     2ND QTR       1ST QTR       4TH QTR       3RD QTR       2ND QTR
                                               -----------   -----------   -----------   -----------   -----------
EARNINGS
   Net interest income                         $    10,787   $    11,183   $    11,165   $    11,380   $    11,922
   FTE Net interest income                     $    11,127   $    11,587   $    11,604   $    11,803   $    12,369
   Provision for loan and lease losses         $       750   $       750   $     1,175   $     7,950   $     6,675
   Non-interest income                         $     4,119   $     3,763   $     3,475   $     3,723   $    (1,240)
   Non-interest expense                        $     9,279   $     9,112   $     8,349   $     9,418   $    10,052
   Net income (loss)                           $     3,535   $     3,703   $     3,741   $    (1,118)  $    (3,576)
   Basic earnings (loss) per share             $      0.21   $      0.22   $      0.22   $     (0.07)  $     (0.21)
   Diluted earnings (loss) per share           $      0.21   $      0.22   $      0.22   $     (0.07)  $     (0.21)
   Average shares outstanding                   16,558,137    16,686,983    16,815,634    16,872,826    16,969,365
   Average diluted shares outstanding           16,585,720    16,716,685    16,837,925    16,894,504    17,000,563

PERFORMANCE RATIOS
   Return on average assets                           0.94%         0.97%         0.95%        -0.28%        -0.90%
   Return on average common equity                   10.33%        10.92%        10.51%        -3.15%        -9.61%
   Base Margin                                        2.98%         3.06%         2.93%         2.95%         3.08%
   FTE Adjustment                                     0.10%         0.11%         0.12%         0.11%         0.12%
   Loan Fees                                          0.07%         0.07%         0.09%         0.10%         0.09%
                                               -----------   -----------   -----------   -----------   -----------
   FTE Net Interest Margin                            3.15%         3.24%         3.14%         3.16%         3.29%
   Efficiency ratio                                  60.74%        58.82%        54.82%        55.94%        53.73%
   Full-time equivalent employees                      425           429           415           416           418

CAPITAL
   Average equity to average assets                   9.06%         8.91%         9.02%         8.93%         9.34%
   Book value per share                        $      8.00   $      8.21   $      8.14   $      8.30   $      8.23
   Cash dividend per share                     $      0.18   $      0.18   $      0.18   $      0.18   $      0.17

ASSET QUALITY
   Loan Charge-Offs                            $     1,082   $     1,088   $     1,343   $    12,407   $     3,880
   Loan Recoveries                             $       343   $       643   $       390   $       497   $       504
                                               -----------   -----------   -----------   -----------   -----------
   Net Charge-Offs                             $       739   $       445   $       953   $    11,910   $     3,376
   Allowance for loan and lease losses         $    14,080   $    14,069   $    13,764   $    13,542   $    17,502
   Nonaccrual Loans                            $    20,017   $    19,527   $    19,152   $    13,334   $    22,132
   Loans 90 days past due                      $       105   $        61   $        69   $        99   $        85
   Restructured loans                          $     1,371   $       572   $       888   $       944   $     2,485
                                               -----------   -----------   -----------   -----------   -----------
      Total non performing loans               $    21,493   $    20,160   $    20,109   $    14,377   $    24,702
   Other real estate owned                     $     3,064   $     2,598   $     2,432   $     4,873   $     7,748
                                               -----------   -----------   -----------   -----------   -----------
      Total non performing assets              $    24,557   $    22,758   $    22,541   $    19,250   $    32,450
   Problem Loans Still Performing              $    34,859   $    35,918   $    39,650   $    43,618   $    58,007
                                               -----------   -----------   -----------   -----------   -----------
      Total Problem Assets                     $    59,416   $    58,676   $    62,191   $    62,868   $    90,457
   Net loan charge-offs to average loans              0.30%         0.18%         0.38%         4.61%         1.33%
   Allowance for losses to total loans                1.40%         1.42%         1.38%         1.34%         1.71%
   Non performing assets to Gross Loans               2.45%         2.30%         2.26%         1.91%         3.17%
   Non performing assets to total assets              1.62%         1.47%         1.44%         1.21%         2.03%
   Allowance to non performing assets                57.34%        61.82%        61.06%        70.35%        53.94%

END OF PERIOD BALANCES
   Loans and leases                            $ 1,002,248   $   989,322   $   998,998   $ 1,008,914   $ 1,024,813
   Total earning assets                        $ 1,402,808   $ 1,438,870   $ 1,451,109   $ 1,473,804   $ 1,479,252
   Total assets                                $ 1,516,026   $ 1,547,709   $ 1,566,819   $ 1,588,374   $ 1,598,665
   Deposits                                    $ 1,078,431   $ 1,096,210   $ 1,116,057   $ 1,124,784   $ 1,116,030
   Interest Bearing Liabilities                $ 1,224,061   $ 1,251,379   $ 1,257,366   $ 1,284,862   $ 1,305,280
   Shareholders' equity                        $   131,056   $   136,611   $   136,062   $   140,017   $   138,823
   Total Shares Outstanding                     16,379,602    16,644,463    16,713,960    16,873,671    16,871,683

AVERAGE BALANCES
   Loans and leases                            $   994,093   $   993,498   $ 1,001,549   $ 1,025,729   $ 1,017,097
   Total earning assets                        $ 1,420,183   $ 1,446,247   $ 1,467,136   $ 1,480,840   $ 1,506,062
   Total assets                                $ 1,516,209   $ 1,544,515   $ 1,565,707   $ 1,578,802   $ 1,597,107
   Deposits                                    $ 1,075,960   $ 1,099,850   $ 1,112,521   $ 1,113,447   $ 1,115,672
   Interest Bearing Liabilities                $ 1,236,703   $ 1,263,342   $ 1,280,146   $ 1,291,485   $ 1,298,117
   Shareholders' equity                        $   137,322   $   137,573   $   141,256   $   140,954   $   149,195

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                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               QUARTER ENDED JUNE 30,
                                               ----------------------
Dollars in thousands (except per share data)       2007      2006
                                                 -------   -------
INTEREST INCOME
Interest and fees on loans                       $17,751   $17,840
Interest on investment securities-
   Tax-exempt                                        871     1,085
   Taxable                                         4,582     5,014
Interest on federal funds sold                        84         1
                                                 -------   -------
      Total interest income                       23,288    23,940
                                                 -------   -------
INTEREST EXPENSE
Interest on deposits                               7,981     7,266
Interest on borrowed funds                         4,520     4,752
                                                 -------   -------
      Total interest expense                      12,501    12,018
                                                 -------   -------
NET INTEREST INCOME                               10,787    11,922
PROVISION FOR LOAN LOSSES                            750     6,675
                                                 -------   -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                         10,037     5,247
                                                 -------   -------
OTHER INCOME
Income from trust services                         1,151     1,070
Service charges and other fees                     1,574     1,566
Net gain (loss) on sales of securities                92    (4,927)
Origination fees on mortgage loans sold              210       135
Bank Owned Life Insurance income                     334       292
Other                                                758       624
                                                 -------   -------
      Total other income                           4,119    (1,240)
                                                 -------   -------
OTHER EXPENSES
Salaries and employee benefits                     5,599     5,340
Occupancy expense                                    844       712
Equipment expense                                    850       747
Marketing expense                                    369       346
Professional fees                                    406       288
Net (gain) loss on other real estate
   owned                                              (8)    1,287
Other                                              1,219     1,332
                                                 -------   -------
      Total other expenses                         9,279    10,052
                                                 -------   -------
INCOME (LOSS) BEFORE INCOME TAXES                  4,877    (6,045)
INCOME TAX EXPENSE (BENEFIT)                       1,342    (2,469)
                                                 -------   -------
NET INCOME (LOSS)                                $ 3,535   $(3,576)
                                                 =======   =======
BASIC EARNINGS (LOSS) PER COMMON SHARE           $  0.21   $ (0.21)
                                                 =======   =======
DILUTED EARNINGS (LOSS) PER COMMON SHARE         $  0.21   $ (0.21)
                                                 =======   =======
DIVIDENDS DECLARED PER COMMON SHARE              $  0.18   $  0.17
                                                 =======   =======

                               MBT FINANCIAL CORP.
                        CONSOLIDATED STATEMENTS OF INCOME-UNAUDITED

                                                  SIX MONTHS ENDED
                                                     JUNE 30,
                                               ---------------------
Dollars in thousands (except per share data)       2007        2006
                                               -----------   -------

INTEREST INCOME
Interest and fees on loans                       $35,512     $35,009
Interest on investment securities-
   Tax-exempt                                      1,880       2,242
   Taxable                                         9,497      10,362
Interest on federal funds sold                       116          55
                                                 -------     -------
      Total interest income                       47,005      47,668
                                                 -------     -------
INTEREST EXPENSE
Interest on deposits                              15,936      14,763
Interest on borrowed funds                         9,099       8,815
                                                 -------     -------
      Total interest expense                      25,035      23,578
                                                 -------     -------
NET INTEREST INCOME                               21,970      24,090
PROVISION FOR LOAN LOSSES                          1,500       7,350
                                                 -------     -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                         20,470      16,740
                                                 -------     -------
OTHER INCOME
Income from trust services                         2,218       2,132
Service charges and other fees                     3,099       3,030
Net gain (loss) on sales of securities                92      (4,907)
Origination fees on mortgage loans sold              393         276
Bank Owned Life Insurance income                     630         575
Other                                              1,450       1,238
                                                 -------     -------
      Total other income                           7,882       2,344
                                                 -------     -------
OTHER EXPENSES
Salaries and employee benefits                    11,048      10,518
Occupancy expense                                  1,724       1,479
Equipment expense                                  1,695       1,545
Marketing expense                                    621         718
Professional fees                                    776         616
Net loss on other real estate owned                   10       1,237
Other                                              2,517       2,428
                                                 -------     -------
      Total other expenses                        18,391      18,541
                                                 -------     -------
INCOME (LOSS) BEFORE INCOME TAXES                  9,961         543
INCOME TAX EXPENSE (BENEFIT)                       2,723        (607)
                                                 -------     -------
NET INCOME                                       $ 7,238     $ 1,150
                                                 =======     =======
BASIC EARNINGS PER COMMON SHARE                  $  0.43     $  0.07
                                                 =======     =======
DILUTED EARNINGS PER COMMON SHARE                $  0.43     $  0.07
                                                 =======     =======
DIVIDENDS DECLARED PER COMMON SHARE              $  0.36     $  0.34
                                                 =======     =======

                               MBT FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands                           JUNE 30, 2007   DECEMBER 31, 2006
                                               -------------   -----------------
                                                (UNAUDITED)
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                      $   26,037        $   27,903
   Federal funds sold                                5,800                --
                                                ----------        ----------
      Total cash and cash equivalents               31,837            27,903
Securities - Held to Maturity                       49,734            64,938
Securities - Available for Sale                    331,940           374,087
Federal Home Loan Bank stock - at cost              13,086            13,086
Loans held for sale                                  1,475               721
Loans - Net                                        986,693           984,513
Accrued interest receivable and other assets        25,964            27,961
Bank Owned Life Insurance                           41,845            39,631
Premises and Equipment - Net                        33,452            33,979
                                                ----------        ----------
      Total assets                              $1,516,026        $1,566,819
                                                ==========        ==========
LIABILITIES
Deposits:
   Non-interest bearing                         $  145,870        $  158,688
   Interest-bearing                                932,561           957,369
                                                ----------        ----------
      Total deposits                             1,078,431         1,116,057
                                                ----------        ----------
Federal Home Loan Bank advances                    256,500           256,500
Federal funds purchased                                 --             3,500
Repurchase agreements                               35,000            40,000
Interest payable and other liabilities              15,039            14,700
                                                ----------        ----------
      Total liabilities                          1,384,970         1,430,757
                                                ----------        ----------
SHAREHOLDERS' EQUITY
Common stock (no par value)                             --                --
Additional paid-in capital                           2,820             6,979
Retained Earnings                                  135,454           134,162
Accumulated other comprehensive income              (7,218)           (5,079)
                                                ----------        ----------
      Total shareholders' equity                   131,056           136,062
                                                ----------        ----------
      Total liabilities and shareholders'
         equity                                 $1,516,026        $1,566,819
                                                ==========        ==========